EXHIBIT 32.2

                CERTIFICATION BY THE PRINCIPAL FINANCIAL OFFICER
      REQUIRED BY RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934
                           AND 18 U.S.C SECTION 1350


         I, Eric Bello, Treasurer (principal financial officer) of Quipp, Inc., a Florida corporation (the "Company"), hereby certify that, based on my knowledge:


         (1) The Company's quarterly report on Form 10-Q for the period ended June 30, 2004 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                      * * *




/s/ ERIC BELLO
--------------
Eric Bello
Treasurer (principal financial officer)

Date:    August 12, 2004